Note 4 - Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Cash and Cash Equivalents Disclosure [Text Block]

Note 4.  Cash, Cash Equivalents and Restricted Cash

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents for purposes of the Consolidated Balance Sheets. Avalon maintains its cash balances in various financial institutions. These balances may, at times, exceed federal insured limits. Avalon has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk relating to its cash and cash equivalents.

Cash and cash equivalents that are restricted as to withdrawal or use under the terms of certain contractual agreements are recorded in restricted cash on the Consolidated Balance Sheets. Restricted cash consists of loan proceeds deposited into a project fund account to fund costs associated with the renovation and expansion of The Grand Resort and the Avalon Field Club at New Castle in accordance with the provisions of the loan and security agreement (See Note 9).

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the Consolidated Balance Sheets that sum to the total of the same such amounts shown in the Consolidated Statements of Cash Flows. Cash, cash equivalents and restricted cash consist of the following at December 31, 2023 and 2022 (in thousands):

	2023	2022
Cash and cash equivalents	$1,187	$1,624
Restricted cash	10,265	10,426
Total cash, cash equivalents and restricted cash	$11,452	$12,050